SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: February 18, 2009

XSUNX, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-29621	84-1384159
(State or other	(Commission	(IRS Employer
jurisdiction of incorporation)	File Number)	Identification No.)

65 Enterprise, Aliso Viejo, CA 92656

(New address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (949) 330-8060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On February 18, 2009, XsunX, Inc., a Colorado corporation (the “Company”) issued a press release in the form of a letter to shareholders. The press release provided a review of the general topics and discussions related to a February 12, 2009 shareholder conference call in which Company management addressed questions from shareholders pertaining to the Company’s 2008 annual report and efforts to establish its TFPV manufacturing presence. A copy of the Press Release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Not applicable.

EXHIBIT NO.	DESCRIPTION	LOCATION
99.1	Press Release, dated February 18, 2009	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

XSUNX, INC.

Date: February 18, 2009	By:	/s/ Tom Djokovich
Tom Djokovich, CEO/President
Title